                                               Filed Pursuant to Rule 424(b)(3)
                                                     Registration No. 333-34824
                   4 3/4% Convertible Senior Notes due 2007 CUSIP No. 65332VAR4





                           NEXTEL COMMUNICATIONS, INC.


                  PROSPECTUS SUPPLEMENT DATED OCTOBER 5, 2000
                       TO PROSPECTUS DATED APRIL 26, 2000

         The selling stockholders table on pages 21-24 of the prospectus, as amended, is hereby further amended to update the information regarding the following entities in the prospectus and their respective amounts of 4 3/4% convertible senior notes due 2007.

                                          CONVERTIBLE NOTES                        COMMON STOCK
                                          -----------------                        ------------
                                 PRINCIPAL AMOUNT   PRINCIPAL AMOUNT                            NUMBER
                                  OF CONVERTIBLE     OF CONVERTIBLE       NUMBER OF            OF SHARES
NAME OF SELLING STOCKHOLDER         NOTES OWNED       NOTES OFFERED      SHARES OWNED           OFFERED
---------------------------      ----------------     -------------      ------------          ---------
Hull Associates L.P.                 $300,000           $300,000               0                  0
Hull Overseas L.P.                   $250,000           $250,000               0                  0


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